UBS

UBS Financial Services Inc.

Please complete and sign this form.
We must receive it by November 14, 2008.

Acceptance of UBS's offer relating to auction rate securities

By signing below and returning this form, I accept UBS's offer of Rights relating to my Eligible ARS in the account listed below. I understand and acknowledge the following:

- All Eligible ARS **must remain** in my UBS account listed below until I exercise my Rights to sell my Eligible ARS to UBS, they are redeemed by the issuer or they are purchased or sold on my behalf by UBS;
- I will instruct my UBS Financial Advisor or Branch Manager if and when I want to exercise my Rights and sell my Eligible ARS to UBS during the period of January 2, 2009, through January 4, 2011;
- The acceptance of UBS's offer constitutes consent (to the extent legally required) for UBS, acting as principal, to purchase my Eligible ARS or to sell them on my behalf at any time in its sole discretion and without other prior notice to me, from the date that I accept this offer through January 4, 2011;
- If UBS purchases, sells or otherwise disposes of my Eligible ARS, it will deposit the par value in my account within one business day of settlement of the transaction;
- If the account named below is in the name of a corporation, partnership, trust or other entity, I represent and warrant that I have the power and authority to accept this offer on behalf of that entity.

POKERTEK, INC.
ATTN: ERIC LEDERER
1150 CREWS RD
SUITE F
MATTHEWS NC 28105-7586

Account Number: CP 74216

Please complete and sign this form.
We must receive it by November 14, 2008.

Mail UBS Financial Services Inc.
ATTN: ARS Group
1000 Harbor Boulevard
Weehawken, NJ 07086

Fax

SIGN HERE

Account owner signature [signature] CFO Date 11/14/08

Additional party signature ____________________ Date __________

Daytime telephone number

If you have questions, please contact your UBS Financial Advisor or Branch Manager at
Clients outside the U.S. may call collect.

We kindly request that you do not include comments or questions on this form as it could delay processing of your instructions.

UBS AG has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you make an investment decision, you should read the prospectus in that registration statement and other documents that UBS has filed with the SEC for more complete information about UBS and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at *www.sec.gov* or by calling UBS's ARS Client Service Center at +1-800-253-1974.

UBS Financial Services Inc. serves as the clearing firm for UBS International Inc. Accordingly, the information and terms contained in this letter and the accompanying materials are directed to clients of both UBS Financial Services Inc and UBS International Inc.

©2008 UBS Financial Services Inc. All rights reserved. Member SIPC.

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